UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2022

GrandSouth Bancorporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-31937	57-1104394
(Commission File Number)	(IRS Employer Identification No.)

381 Halton Road, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 770-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

GrandSouth Bancorporation (“GrandSouth”) held a special meeting of its shareholders on Tuesday, November 8, 2022, in Greenville, South Carolina related to GrandSouth’s proposed merger with First Bancorp. On the record date of September 14, 2022, GrandSouth had 5,222,042 shares of common stock outstanding and 282,828 shares of preferred stock outstanding, each entitled to vote at the special meeting. At the special meeting, holders of GrandSouth common stock (the “Common Shareholders”) voted on three proposals and holders of GrandSouth Series A preferred stock (the “Preferred Shareholders”) voted on one proposal, each as described in the proxy statement/prospectus dated September 23, 2022, and cast their votes as described below:

Proposal 1- Approval of the Merger Agreement

GrandSouth’s shareholders approved the Agreement and Plan of Merger and Reorganization, dated June 21, 2022, by and between GrandSouth and First Bancorp (the “merger agreement”), pursuant to which GrandSouth will merge with and into First Bancorp, with First Bancorp continuing as the surviving entity. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,355,294	1	5,000	0

Series A Preferred Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
211,006	713	3,004	0

Common Stock and Series A Preferred Stock, voting together as a single class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,566,300	714	8,004	0

Proposal 2 - Compensation Proposal

GrandSouth’s Common Shareholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to GrandSouth’s named executive officers that is based on or otherwise relates to the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,170,087	167,304	22,904	0

Proposal 3 – Adjournment, Postponement, Continuation Proposal

GrandSouth’s Common Shareholders approved a proposal to adjourn the GrandSouth special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1, the GrandSouth merger proposal. Although Proposal 3 was approved, the adjournment of the special meeting was not necessary because GrandSouth’s shareholders approved Proposal 1. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,328,172	2	32,121	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDSOUTH BANCORPORATION,
Registrant

Dated: November 9, 2022	By:	/s/ John B. Garrett
John B. Garrett
Chief Financial Officer